UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 11, 2015

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22160 North Pepper Road, Lake Barrington, IL		60010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(847) 382-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 2.02 – Results of Operations and Financial Condition

On November 11, 2015, CTI Industries Corporation issued a press release reporting earnings and other financial results for its three and nine month period ended September 30, 2015. A copy of the Press Release is attached as Exhibit 99.1.

The information disclosed under this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item No. 9.01 – Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Exhibit

99.1*	Press Release dated November 11, 2015, captioned: “CTI Industries Corporation Reports Year to Date Profit Up Four Times over 2014.”

*Filed herewith

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation
(Registrant)

Date: November 11, 2015	By:	/s/ Stephen M. Merrick
Stephen M. Merrick, President

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 11, 2015, captioned: “CTI Industries Corporation Reports Year to Date Profit Up Four Times over 2014.”

4